UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 1, 2007

NBOG Bancorporation, Inc.

(Exact name of registrant as specified in its charter)

Georgia

(State or other jurisdiction of incorporation)

001-16413	58-2554464
(Commission File Number)	(IRS Employer Identification No.)

807 Dorsey Street, Gainesville, Georgia (Address of principal executive offices)	30501 (Zip Code)

   (770) 297-8060
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_|     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_|     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_|     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03          AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

      On September 20, 2007, the Board of Directors of NBOG Bancorporation, Inc. approved an amendment to the company’s articles of incorporation to change the company’s name from NBOG Bancorporation, Inc. to First Century Bancorp. The second amendment to the articles of incorporation was filed with the Secretary of State of the State of Georgia on October 1, 2007. A complete copy of the second amendment to the company’s articles of incorporation is attached hereto as Exhibit 3.1.

ITEM 7.01     REGULATION FD DISCLOSURE

On October 2, 2007, the company mailed a letter to shareholders of NBOG Bancorporation, Inc. with regard to the second amendment to the articles of incorporation changing the name of the company from NBOG Bancorporation, Inc. to First Century Bancorp and addressing other matters. The letter is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The shareholder letter may contain comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in the national and local economy; and other factors, including risk factors, referred to from time to time in filings made by the company with the Securities and Exchange Commission. The company undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.      Description

3.1                Second Amendment to Articles of Incorporation
99.1              Letter to Shareholders, dated October 1, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          NBOG BANCORPORATION, INC.

                         By:       _____________
                         Name:     Sondra J. Perkins
                         Title:     Controller

Dated: October 2, 2007

EXHIBIT INDEX

Exhibit No.      Description

3.1                Second Amendment to Articles of Incorporation
99.1              Letter to Shareholders, dated October 1, 2007